Exhibit 10.2

FIRST AMENDMENT
TO
JACUZZI BRANDS, INC.
2004 STOCK INCENTIVE PLAN

     WHEREAS, Jacuzzi Brands, Inc. (the “Company”) previously adopted the Jacuzzi Brands, Inc. 2004 Stock Incentive Plan (the “Plan”);

     WHEREAS, Section 16(i) of the Plan permits the Company to amend the Plan at any time;

     WHEREAS, the Company wishes to amend the Plan to clarify the date of the annual awards; and

     WHEREAS, under such circumstances, the Company is permitted to amend the Plan without the approval of the shareholders of the Company.

     NOW, THEREFORE, effective October 1, 2004, the Plan is hereby amended as follows:

     1. Section 11(a)(ii) is amended by deleting the word “calendar” in the first sentence therein, and replacing it with the word “fiscal”.

     2. Appendix I is amended by deleting the definition of “Annual Grant Date” therein, and replacing it with the following text:

     “ “Annual Grant Date” means the first business day of each fiscal year.”

     IN WITNESS WHEREOF, the Company has caused this amendment to the Plan to be duly executed as of the 1st day of October 2004.

JACUZZI BRANDS, INC.
By:	/s/ STEVEN C. BARRE
	Name:	Steven C. Barre
	Title:	Senior Vice President and General Counsel